Supplement dated July 1, 2020
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of each of the following Funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Select International Equity Fund	7/1/2020

Columbia Funds Series Trust I
Columbia Global Energy and Natural Resources Fund	1/1/2020

Columbia Funds Series Trust II
Columbia Global Infrastructure Fund	9/1/2019

(each, a Target Fund)
At a Joint Special Meeting of Shareholders held on June 30, 2020, shareholders of each Target Fund listed below approved a proposal to reorganize the Target Fund with and into the corresponding acquiring fund listed in the table below (each, an Acquiring Fund). Each reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. The table below identifies each Target Fund, its corresponding Acquiring Fund and the anticipated date on which each reorganization is expected to occur (Reorganization Date).

Target Fund	Acquiring Fund	Reorganization Date
Columbia Global Energy and Natural Resources Fund	Columbia Global Equity Value Fund	August 7, 2020
Columbia Global Infrastructure Fund	Columbia Global Equity Value Fund	July 10, 2020
Columbia Select International Equity Fund	Columbia Acorn International Select	August 7, 2020
In connection with these reorganizations, the following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Target Fund Shares
New Accounts
New account applications for the purchase of shares of a Target Fund received in good order will be accepted up to and through the close of business on the Reorganization Date, as identified above. Thereafter, any account application for shares of a Target Fund will be rejected. Further, any request made to open a new account for shares of a Target Fund after the close of business on the Reorganization Date will not automatically be treated as a request to open a new account for shares of the corresponding Acquiring Fund and efforts will be made to contact the party making the new account request.
Purchases, Exchanges and Redemptions of Shares of a Target Fund
Purchases, exchanges and redemptions of shares of a Target Fund will continue to be accepted up to and through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of a Target Fund received in good order within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the corresponding Acquiring Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Target Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the corresponding Acquiring Fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Target Fund, your current systematic transactions will be carried over from your Target Fund to the corresponding Acquiring Fund.
Certificates of Shares
If you currently hold any shares of a Target Fund in certificate form, those shares will be deemed null and void upon completion of the fund reorganization. Your shares will be held in “deposit” or book entry form by the corresponding Acquiring Fund.
Important Note
Because each Target Fund will reorganize into the corresponding Acquiring Fund on its Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to its Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Acquiring Fund and/or Target Fund carefully before investing. To obtain the Acquiring Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiathreadneedleus.com.
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In connection with this change for Columbia Select International Equity Fund, during the period following shareholder approval but prior to the closing of the reorganization of the Fund into Columbia Acorn International Select, which is scheduled to occur on or about August 7, 2020, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), is expected to sell a substantial portion of the Fund’s portfolio and may hold a greater percentage of the Fund's portfolio in cash.  Accordingly, the Fund may depart from its investment objective and strategies.  In addition, the Fund (and shareholders indirectly) will bear increased transaction fees in connection with the repositioning of the portfolio.  This may adversely affect the performance of the Fund.  Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Fund’s Prospectus is hereby superseded and replaced with the following:
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Simon Haines, CFA	Portfolio Manager at Threadneedle International Limited	Lead Portfolio Manager	2015
William Davies	Head of Global Equities, EMEA, and Deputy Head of Equities at Threadneedle International Limited	Portfolio Manager	2015
David Dudding, CFA	Portfolio Manager at Threadneedle International Limited	Portfolio Manager	2015
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hans F. Stege	Portfolio Manager and Analyst	Portfolio Manager	July 2020
The rest of the section remains the same.
Effectively immediately, the following information is hereby added under the section "Investment Manager"  in the "More Information About the Fund" section of the Prospectus:
The Investment Manager and its investment advisory affiliates, including Columbia WAM (Affiliates) around the world may coordinate in providing services to their clients. From time to time, the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to these accounts of the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia WAM and other Affiliates may serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund’s SAI, and with the Investment Manager’s and the Funds’ compliance policies and procedures, may provide such services to the Fund.
Effective immediately, the information under the subsection "Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section of the Fund's Prospectus is hereby superseded and replaced with the following:
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Simon Haines, CFA	Portfolio Manager at Threadneedle International Limited	Lead Portfolio Manager	2015
William Davies	Head of Global Equities, EMEA, and Deputy Head of Equities at Threadneedle International Limited	Portfolio Manager	2015
David Dudding, CFA	Portfolio Manager at Threadneedle International Limited	Portfolio Manager	2015
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hans F. Stege	Portfolio Manager and Analyst	Portfolio Manager	July 2020
Mr. Haines joined Threadneedle in 1999 as a trainee UK fund manager, progressing to fund manager effective January 2005. Mr. Haines began his investment career in 1999 and earned a degree from Oxford University.
Mr. Davies joined Threadneedle in 1994. Prior to assuming his current roles, Mr. Davies was Head of European Equities. Mr. Davies began his investment career in 1984 and earned a B.A (Hons) in Economics from Exeter University.

SUP000_00_101_(07/20)

Mr. Dudding joined Threadneedle in 1999 as an analyst. Mr. Dudding began his investment career in 1999 and earned a Modern History degree and a European Politics Masters degree from Oxford University.
Mr. Stege joined Columbia Wanger Asset Management, LLC (Columbia WAM), an Affiliate, in 2017. Prior to joining Columbia WAM, Mr. Stege was a partner and research analyst at another investment firm, and also worked as a senior analyst for an energy consulting firm. Mr. Stege began his investment career in 2014, and earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP000_00_101_(07/20)